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                                                                   Exhibit 10.28

                                  SYBASE, INC.

                          1999 NONSTATUTORY STOCK PLAN


        1.      Purposes of the Plan. The purposes of this Plan are:

                - to attract and retain the best available personnel for positions of substantial responsibility,

                - to provide additional incentive to Employees and Consultants, and

                -       to promote the success of the Company's business.

               Options granted under the Plan will be Nonstatutory Stock
Options.

        2. Definitions. As used herein, the following definitions shall apply:

               (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

               (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted, and the applicable laws of any foreign jurisdiction where Options are, or will be, granted under the Plan.

               (c) "Board" means the Board of Directors of the Company.

               (d) "Code" means the Internal Revenue Code of 1986, as amended.

               (e) "Committee" means a Committee appointed by the Board in accordance with Section 4 of the Plan.

               (f) "Common Stock" means the Common Stock of the Company.

               (g) "Company" means Sybase, Inc.

               (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

               (i) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A


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leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company.

               (j) "Director" means a member of the Board.

               (k) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

               (l) "Employee" means any person who, on the date he or she is granted an Option under this Plan is (i) employed by the Company or any Parent or Subsidiary of the Company, and (ii) is not an Officer or Director of the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company. An Employee who is not an Officer or Director on the date he or she is granted an Option under this Plan, but who thereafter becomes an Officer or Director of the Company or any Parent or Subsidiary of the Company, shall continue to be an "Employee" under this Plan for purposes of such Option.

               (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               (n) "Fair Market Value" means, as of any date, the value of Common Stock determined as the closing sales price for such Common Stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

               (o) "Misconduct" means the Optionee (i) is convicted of a felony involving dishonesty or moral turpitude, (ii) committed an act of dishonesty intended to result in substantial personal enrichment, (iii) engaged in actions intended to cause significant injury to the Company (including derogatory statements regarding the Company, but excluding statements made in connection with any legal action filed against the Company), or (iv) breached the non-disclosure, non-compete or non-solicit provisions of any agreement between the Optionee and the Company.

               (p) "Nonstatutory Stock Option" means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

               (q) "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

               (r) "Officer" means a person who is an officer of the Company (i) within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, or (ii) by virtue of having the title of vice president or above.

               (s) "Option" means a stock option granted pursuant to the Plan.


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               (t) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

               (u) "Optioned Stock" means the Common Stock subject to an Option.

               (v) "Optionee" means an Employee or Consultant who holds an outstanding Option.

               (w) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

               (x) "Plan" means this 1999 Nonstatutory Stock Plan.

               (y) "Retirement" means the termination of employment pursuant to the Company's retirement policies for an Employee who has attained the age of fifty-five (55) and whose Continuous Status as an Employee was not interrupted during the previous five (5) years.

               (z) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

               (aa) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 4,000,000. The Shares may be authorized, but unissued, or reacquired Common Stock.

               If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares that were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated).

        4.      Administration of the Plan.

               (a) Administration. The Plan shall be administered by (A) the Board, or (B) a Committee, which Committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

               (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                      (i) to determine the Fair Market Value of the Common
Stock;


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                      (ii) to select the Consultants and Employees to whom
Options may be granted hereunder;

                      (iii) to determine whether and to what extent Options or any combination thereof, are granted hereunder;

                      (iv) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

                      (v) to approve forms of agreement for use under the Plan;

                      (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                      (vii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

                      (viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                      (ix) to modify or amend each Option (subject to Section 15(b) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options;

                      (x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

                      (xi) to determine the terms and restrictions applicable to Options;

                      (xii) to determine whether and under what circumstances an Option may be settled in cash under Section 10(f) instead of Common Stock;

                      (xiii) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period); and

                      (xiv) to make all other determinations deemed necessary or advisable for administering the Plan.

               (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.


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        5.      Eligibility. Options may be granted to Employees and
Consultants; provided, however, that notwithstanding anything to the contrary contained in the Plan, Options may not be granted to Officers and Directors.

        6. Limitation. Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

        7. Term of Plan. The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

        8. Term of Option. The term of each Option shall be stated in the Notice of Grant.

        9.      Option Exercise Price and Consideration.

               (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator but in no case shall the per Share exercise price be less than 85% of the Fair Market Value per Share on the date of grant; provided, however, that for any calendar year, the aggregate number of Shares subject to Nonstatutory Stock Options granted during such calendar year with a per Share exercise price less than the Fair Market Value per Share on the date of grant shall not exceed five percent (5%) of the number of Shares subject to Options granted in the preceding calendar year.

               (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period or the attainment of certain performance goals determined by the Administrator.

               (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist entirely of:

                      (i) cash;

                      (ii) check;

                      (iii) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                      (iv) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;


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                      (v) a reduction in the amount of any Company liability to
the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                      (vi) any combination of the foregoing methods of payment;
or

                      (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

        10.     Exercise of Option.

               (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

                      An Option may not be exercised for a fraction of a Share.

                      An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 13 of the Plan.

                      Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

               (b) Termination of Employment or Consulting Relationship. Upon termination of an Optionee's Continuous Status as an Employee or Consultant, other than as provided for in Sections 10(c), 10(d) and 10(e), the Optionee may exercise his or her Option, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not entitled to exercise the Optionee's entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.


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                      (i) Notwithstanding the above, in the event an Optionee's
Continuous Status as an Employee or Consultant terminates and the Optionee performs an act of Misconduct, all unexercised Options held by such Optionee shall expire five (5) business days following written notice from the Company to the Optionee.

                      (ii) Notwithstanding the above, in the event of an Optionee's change in status from Consultant to Employee or Employee to Consultant, an Optionee's Continuous Status as an Employee or Consultant shall not automatically terminate solely as a result of such change in status.

               (c) Disability of Optionee. In the event that an Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised at any time within twenty-four (24) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (e) Retirement. In the event that an Optionee's Continuous Status as an Employee terminates as a result of the Optionee's Retirement, the Optionee may exercise his or her Option at any time subject to the limitations in the Plan and the Notice of Grant, but only to the extent that the Optionee was entitled to exercise the Option at the time of such termination, unless otherwise expressly provided in a written agreement between the Optionee and the Company.

               (f) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

        11. Withholding Taxes. In accordance with any applicable administrative guidelines it establishes, the Administrator may allow a purchaser to pay the amount of taxes required by law to be withheld as a result of a purchase of Shares or a lapse of restrictions in connection with Shares purchased pursuant to an Option, by withholding from any payment of Common Stock due as a result of such purchase or lapse of restrictions, or by permitting the purchaser to deliver to the


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
Company, Shares having a Fair Market Value, as determined by the Administrator, equal to the amount of such required withholding taxes.

        12. Non-Transferability of Options. Unless otherwise specified by the Administrator in the Notice of Grant, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate.

        13. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

               (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

               (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase rights applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

               (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation (the "Successor Corporation"), unless the Successor Corporation refuses to assume or substitute for the Option, in which case the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If an Option is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or


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electronically that the Option shall be fully exercisable for a period of not less than forty-five (45) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the Successor Corporation equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

        14. Date of Grant. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

        15.     Amendment and Termination of the Plan.

               (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

               (b) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to options granted under the Plan prior to the date of such termination.

        16.     Conditions Upon Issuance of Shares.

               (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

               (b) Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

        17. Liability of Company. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any


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
liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.


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
                                  SYBASE, INC.

                     1999 NONSTATUTORY STOCK PLAN AGREEMENT

        1.      AGREEMENT

               Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to
Section 15(b) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

               Exercise of Option.

               Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

               Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to Employee Shareholder Services. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

               No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

               Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
Optionee:

               cash;

               check;

               delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise


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
of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

               surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, AND (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

               Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

               Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

               Tax Consequences. Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

               Exercising the Option. The Optionee may incur regular federal income tax liability upon exercise of an NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

               Disposition of Shares. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

               Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

               NO GUARANTEE OF CONTINUED SERVICE. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS AN EMPLOYEE OR CONSULTANT AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF


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
BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE OR CONSULTANT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS AN EMPLOYEE OR CONSULTANT AT ANY TIME, WITH OR WITHOUT CAUSE.

        This Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel with respect thereto, and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated on the accompanying Notice of Grant.



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